Supplemental Financial Data WESCO Third Quarter 2012 October 18, 2012

2 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2011 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation may also include a discussion of certain non- GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 Third Quarter 2012 Results Category Q3 2012 Outlook Provided Q3 2012 Performance Sales Growth Total sales growth expected to be 9% to 11% including acquisitions of approximately 4%. Total sales growth of 4.8%; normalized organic sales growth of 3.0%. Acquisition sales had a positive impact of 4.0%. Exchange rate had a negative impact of 0.6%. One less workday in the quarter negatively impacted sales by 1.6%. Gross Margin Gross margin expected to be at or above 20.0%. Gross margin of 20.5%. Operating Margin Operating margin expected to be at or above 6%. Operating margin of 6.2%. Effective Tax Rate Effective tax rate expected to be approximately 30% to 32%. Effective tax rate of 29.9%.     

4 Organic Sales Versus Prior Year Notes: (a) Q4 2011 had one less workday versus Q4 2010. (b) FY 2011 had one less workday versus FY 2010. (c) Q1 2012 had one more workday versus Q1 2011 and Q1 2010. (d) Q3 2012 had one less workday versus Q3 2011. ------------------------2010-------------------- ---------------------2011------------------------ ------------2012------------ Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4(a) Full Year(b) Q1(c) Q2 Q3(d) Consolidated Sales Growth (2.6%) 8.6% 14.9% 17.6% 9.5% 24.6% 21.1% 19.3% 19.4% 21.0% 12.2% 9.7% 4.8% F/X (1.8%) (1.9%) (0.9%) (0.7%) (1.3%) (1.1%) (1.0%) (1.1%) 0% (0.8%) 0.2% 0.7% 0.6% Acquisitions 0 0 (0.7%) (1.1%) (0.4%) (7.0%) (7.4%) (6.9%) (6.2%) (6.8%) (2.6%) (2.2%) (4.0%) Organic Sales Growth (4.4%) 6.7% 13.3% 15.8% 7.8% 16.5% 12.7% 11.3% 13.2% 13.4% 9.8% 8.2% 1.4% Workday Impact - - - - - - - - (1.6%) (0.4%) 1.6% - (1.6%) Organic Sales Per Workday (4.4%) 6.7% 13.3% 15.8% 7.8% 16.5% 12.7% 11.3% 14.8% 13.8% 8.2% 8.2% 3.0% Management Estimated Price Impact 1.5% 3.0% 2.5% 3.0% 2.5% 3.5% 3.0% 3.5% 2.0% 3.0% 1.5% 1.0% 0.5%

5 Recent Acquisitions’ Estimated End Market Mix Acquisition Date Acquired Approximate Sales at Acquisition date (TTM Millions) Industrial Construction Utility CIG Potelcom June 2010 $25 40% - 60% - TVC December 2010 $300 - 10% - 90% Reco March 2011 $25 100% - - - Brews Supply October 2011 $50 75% 5% 20% - RS Electronics January 2012 $60 100% - - - Trydor July 2012 $35 10% - 90% - Conney July 2012 $85 45% 5% 10% 40% TOTAL $580 End Market Definitions INDUSTRIAL: Sales to industrial customers. CONSTRUCTION: Sales to contractors excluding utility contractors. UTILITY: Sales to utilities and utility contractors. CIG: Sales to schools, hospitals, property management firms, retailers, and governmental agencies.

End Markets and Product Categories

Nine Months Ended September 30, 2012

Markets & Customers



Construction
• Non-Residential
• Residential
32%
12%
Utility
• Investor Owned
• Public Power
• Utility Contractors
13%
CIG
• Commercial
• Institutional
• Government
43%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial

Products & Services



Wire, Cable & Conduit
18%
Distribution Equipment
13%
Lighting & Controls
9%
Controls & Motors
10%
Data & Broadband Communications
15%
General Supplies
35%

Note: Markets & Customers and Products & Services percentages reported on consolidated basis.

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7 22.3% 21.6% 18.4% 14.8% 12.0% 16.7% 11.8% 7.7% 0.8% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Q3 2012 (14.6%) (4.6%) 6.1% 13.2% 21.7% 9.8% 23.9% 11.7% 4.3% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Q3 2012 6.9% 21.2% 12.7% 10.9% 12.5% 13.7% 4.7% 3.8% 0.0% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Q3 2012 11.6% 17.7% 3.4% 7.5% 10.1% 8.1% 5.4% 14.3% 0.0% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Q3 2012 Construction CIG Utility Industrial WESCO End Market Momentum Sales vs. Prior Year Sales vs. Prior Year Sales vs. Prior Year Sales vs. Prior Year Notes: 1. All sales growth rates exclude acquisitions 2. All end market percentages are reported on a consolidated basis 3. The prior period end market amounts noted above may contain reclassifications to conform to current period presentation 43% Industrial • Global Accounts • Integrated Supply •OEM •General Industrial CIG 12% Utility • Investor Owned •Public Power •Utility Contractors •Commercial • Institutional •Government 13% Construction •Non-Residential •Residential 32%

2012 Q3 End Market Comments

Year-over-year and sequential quarterly sales comparisons excluding acquisitions

Note: Q3 versus prior year excludes Brews Supply, RS Electronics, Trydor and Conney results. Q3 sequential results exclude Trydor and Conney results.

End Market	Q3 2012 vs. Q3 2011	Q3 2012 vs. Q2 2012	Comments
WESCO Core	0.8%	(2.7%)	• Q3 organic sales per workday growth of 3.0% versus prior year • All four end market categories grew in Q3 versus prior year on sales per workday basis • Eight consecutive quarters of double digit EPS growth
Industrial	0.8%	(4.3%)	• Eleventh consecutive quarter of year-over-year organic sales growth • Channel inventory levels appear to be in balance with current demand overall, however inventory reductions are occurring at some customers • Strong bidding activity continues with notable customer trends including outsourcing, capital spending, and high expectations for supply chain process improvements • Global Accounts and Integrated Supply opportunity pipeline at $2.3+ billion
Construction	0.0%	(3.0%)	• Tenth consecutive quarter of normalized year-over-year organic sales growth • Backlog up approximately 2% versus year end 2011 and down approximately 3% sequentially • US non-residential market remains weak and continues in a bottoming process • Canadian construction market continues to grow at moderate rate
Utility	4.3%	5.7%	• Sixth consecutive quarter of year-over-year organic sales growth • Increased bidding activity levels for transmission, substation, and IOU and public power MRO alliance agreements • Distribution grid spending driven by system maintenance, reliability projects and storm restoration • Increase in housing starts a positive factor going forward
Commercial, Institutional, Government (CIG)	0.0%	(4.2%)	• Tenth consecutive quarter of normalized year-over-year organic sales growth • Government spending weaker than anticipated due to budget constraints causing delayed projects and lower IT spending • Bidding activity remains active in the commercial and institutional markets

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9 Core Sales Reconciliation of Non-GAAP Financial Measures Unaudited Notes: 1. Q3 2012 compared to prior year excludes Brews Supply, RS Electronics, Trydor, and Conney results. 2. Q3 2012 sequential excludes Trydor and Conney results. 3. The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. (dollar amounts in millions) Full Year 2011 vs. 2010 Q3 2012 vs. Q3 2011 Q3 2012 vs. Q2 2012 Q3 Q3 Q3 Q2 2011 2010 % Growth 2012 2011 % Growth 2012 2012 % Growth Industrial Core $ 2,632 $ 2,256 16.7% $ 666 $ 661 0.8% $ 696 $ 727 (4.3%) Construction Core 2,097 1,845 13.7% 528 528 0.0% 529 545 (3.0%) Utility Core 683 622 9.8% 199 190 4.3% 202 191 5.7 % CIG Core 388 359 8.1% 206 206 0.0% 206 216 (4.2%) Total Core Gross Sales $ 5,800 $ 5,082 14.1% $ 1,599 $ 1,585 0.8% $ 1,633 $ 1,679 (2.7%) Total Gross Sales from Acquisitions 347 - - 63 - - 29 - - Total Gross Sales $ 6,147 $ 5,082 21.0% $ 1,662 $ 1,585 4.9% $ 1,662 $ 1,679 (1.0%) Gross Sales Reductions/Discounts (21) (18) (6) (5) - (6) (6) - Total Net Sales $ 6,126 $ 5,064 21.0% $ 1,656 $ 1,580 4.8% $ 1,656 $ 1,673 (1.0%)

10 Key Financial Metrics 12/31/2011 9/30/2012 Liquidity (1) $511 million $489 million Full Year 2011 and September YTD 2012 Free Cash Flow (2) $134 million $170 million Financial Leverage (Total Par Value Debt Divided by Reported TTM EBITDA) 2.3 X 2.2 X ($Millions) Outstanding at December 31, 2011 Outstanding at September 30, 2012 Debt Maturity Schedule AR Securitization (V) $250 $302 2014 Inventory Revolver (V) $37 $36 2016 Real Estate Mortgage (F) $37 $36 2013 2017 Bonds (F) $150 $150 2017 2029 Convertible Bonds (F) $345 $345 2029 (No Put) Other (V) $6 $26 N/A Total Debt $825 $895 Capital Structure V = Variable Rate Debt F = Fixed Rate Debt 1 = Asset-backed credit facilities total available plus invested cash 2 = Operating cash flow less capital expenditures

11 1.5 2 2.5 3 3.5 4 4.5 5 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Quarterly Financial Leverage Target Leverage 2.0x – 3.5x 2.2x

12 8.1% 9.2% 11.9% 12.6% 2009 2010 2011 Q3 2012 ROIC Long term goal ≥ 15% ROIC is calculated by dividing tax affected income from operations plus equity income by average par debt and stockholders’ equity, less any debt discount.

13 Convertible Debt and Non-Cash Interest as of September 30, 2012 GAAP vs. Non-GAAP Debt Reconciliation Non-Cash Interest Expense Schedule Convertible Debentures (000s) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 $ 344,930 $ (173,685) $ 171,245 Non-Cash Interest Expense ($ millions) 2010 2011 YTD 2012 Convertible Debt $4.3 $2.5 $2.2 Amortization of Deferred Financing Fees $2.6 $4.4 $1.9 FIN 48 $5.0 $1.9 ($3.3) Total $11.9 $8.8 $0.8

14 Convertible Debt and SARs/Options EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from SARs/Option Awards (in millions) Total Diluted Share Count (in millions)4 $30.00 0.45 0.32 44.48 $40.00 3.33 0.60 47.63 $50.00 5.05 0.89 49.65 Q3 2012 Average $58.33 6.04 1.03 50.77 $60.00 6.20 1.06 50.96 $75.00 7.35 1.41 52.47 $100.00 8.50 1.76 53.97 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,949,721 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 43.71 million shares

15 Number of Work Days by Quarter Q1 Q2 Q3 Q4 FY 2010 63 64 64 64 255 2011 63 64 64 63 254 2012 64 64 63 63 254 2013 63 64 64 63 254

16 Q4 2012 Outlook Category Q4 2012 Expectations Sales Growth Total sales growth expected to be 2 to 4% including acquisitions of approximately 2 to 3% Gross Margin Gross margin expected to be at or above 20.2% Operating Margin Operating margin expected to be at or above 5.6% Effective Tax Rate Effective tax rate expected to be approximately 30% to 32% Note: The Outlook above includes only acquisitions completed through the end of Q3 2012.